Exhibit 10.5

EXECUTION VERSION

OMNIBUS AMENDMENT NO. 1

[Virgin/Bank 2015]

dated as of October 5, 2015

among

VIRGIN AMERICA INC.,

Borrower,

EACH LOAN PARTICIPANT IDENTIFIED ON SCHEDULE I TO THE FACILITY

AGREEMENT,

BNP PARIBAS, NEW YORK BRANCH,

Senior Agent,

INVESTEC BANK PLC,

Junior Agent,

and

BANK OF UTAH,

Security Trustee

BNP Paribas, New York Branch

Senior Underwriter

Investec Bank plc

Junior Underwriter

Two Airbus Model A320-200 Aircraft

Vedder Price P.C.

OMNIBUS AMENDMENT NO. 1

THIS OMNIBUS AMENDMENT NO. 1 [Virgin/Bank 2015] dated as of October 5, 2015 (as modified, amended or supplemented from time to time, this “Agreement”) among Virgin America Inc., a Delaware corporation (the “Borrower”), each Loan Participant identified on Schedule I to the Facility Agreement (collectively, together with their successors, permitted assigns and permitted transferees, the “Loan Participants”), BNP Paribas, New York Branch, as Senior Agent hereunder (together with its successors hereunder in such capacity, the “Senior Agent”), Investec Bank plc, as Junior Agent hereunder (together with its successors hereunder in such capacity, the “Junior Agent”), and Bank of Utah, as Security Trustee hereunder (together with its successors hereunder in such capacity, the “Security Trustee”).

W I T N E S S E T H:

WHEREAS, Borrower, Loan Participants, Senior Agent, Junior Agent, and the Security Trustee previously entered into that certain Facility Agreement [Virgin/Bank 2015] dated as of April 29, 2015 (as modified, supplemented, amended and in effect on the date hereof, the “Facility Agreement”);

WHEREAS, Borrower and the Security Trustee entered into that certain Mortgage and Security Agreement [Virgin/Bank 2015] dated as of April 29, 2015 (as modified, supplemented, amended and in effect on the date hereof, the “Security Agreement”);

WHEREAS, Borrower, Senior Agent, Junior Agent, the Loan Participants and the Security Trustee entered into that certain Intercreditor Agreement [Virgin/Bank 2015] dated as of April 29, 2015 (as modified, supplemented, amended and in effect on the date hereof, the “Intercreditor Agreement”, together with the Facility Agreement and the Security Agreement the “Amended Documents”); and

WHEREAS, each of the parties hereto now desires to amend the Amended Documents in certain respects.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, each of the parties hereto agree as follows:

Section 1. Definitions. Unless the context otherwise requires, (a) capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Appendix A to the Facility Agreement for all purposes of this Amendment and (b) the rules of construction shall be as set forth in Appendix A to the Facility Agreement for all purposes of this Amendment.

[Omnibus Amendment No. 1 [Virgin/Bank 2015]]

Section 2. Amendments.1

Section 2A. Amendments to the Definitions Appendix

(a) Appendix A to the Facility Agreement (the “Appendix”) is hereby amended by inserting therein in alphabetical order the following definitions:

“NPA 2015 Loan Agreement” means the Note Purchase Agreement [Virgin/NPA 2015] dated as of April 29, 2015 among the Other Borrower, as borrower, each Note Purchaser party thereto, New York Life Insurance Company, as senior agent, Investec, the Junior Agent as junior agent and the Bank of Utah, as Security Trustee.

“NPA MSN 6965 Lease” means the Aircraft Lease Agreement [Virgin/NPA MSN 6965] dated as of October 5, 2015 between the Other Borrower and Virgin America Inc.

“Other Junior Loan Participants” means, collectively, the Other Junior NPA Purchasers and the Other Junior 6965 Purchasers.

“Other Junior NPA Notes” means the “Junior Notes” under and as defined in the NPA 2015 Loan Agreement.

“Other Junior NPA Obligations” means all obligations payable in respect of the Other Junior Notes under the NPA 2015 Loan Agreement.

“Other Junior NPA Purchasers” means the “Junior Purchasers” under and as defined in the NPA 2015 Loan Agreement.

“Other Junior 6965 Notes” means the “Junior Notes” under and as defined in the NPA MSN 6965 Lease.

“Other Junior 6965 Obligations” means all obligations payable in respect of the Other Junior 6965 Notes.

“Other Junior 6965 Purchasers” means the “Junior Purchasers” under and as defined in the NPA MSN 6965 Lease.

“Primary Obligations” has the meaning assigned to such term in the Granting Clause of the Mortgage.

[1]	In some instances, amended language is italicized and written in boldface for comprehension purposes.

[Omnibus Amendment No. 1 [Virgin/Bank 2015]]

(b) The definitions of “Other Junior Notes” and “Other Junior Obligations” set forth in the Appendix are hereby amended by deleting such definitions in their entirety and inserting the following in lieu thereof:

“Other Junior Notes” means, collectively, the Other Junior NPA Notes and the Other Junior 6965 Notes.

“Other Junior Obligations” means, collectively, the Other Junior 6965 Obligations and the Other Junior NPA Obligations.

(c) The definitions of “Other Aircraft”, “Other Facility Agreement”, “Other Junior Loan Participants”, and “Other Mortgage” set forth in the Appendix are hereby deleted in their entirety.

Section 2B. Amendments to the Security Agreement

(a) The first paragraph of the Granting Clause of the Security Agreement is hereby amended by deleting such paragraph in its entirety and inserting the following in lieu thereof:

NOW, THEREFORE, THIS MORTGAGE AND SECURITY AGREEMENT WITNESSETH, that, to secure (i) the prompt payment of the principal of and Break Amount (if any), Prepayment Fee (if any) and interest on, and all other amounts due with respect to, all Loan Certificates from time to time outstanding hereunder and the performance and observance by the Borrower of all the agreements, covenants and provisions for the benefit of the Loan Participants and the Holders herein and in the Facility Agreement and the Loan Certificates contained, and the prompt payment of any and all amounts from time to time owing hereunder and under the Facility Agreement and the other Operative Documents by the Borrower to the Loan Participants and the Holders, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Loan Certificates by the Holders thereof, and of the sum of $1 paid to the Borrower by the Security Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged (the “Primary Obligations”) and (ii) the Other Junior Obligations (collectively, the “Obligations”), the Borrower has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Security Trustee and its successors and assigns, for the security and benefit of the Loan Participants and the Holders, as aforesaid, a security and international interest in and mortgage lien upon, all right, title and interest of the Borrower in, to and under the following described property, rights and privileges (which collectively, including all property hereafter specifically subjected to the Lien of this Mortgage by a Mortgage Supplement or any other mortgage supplemental hereto, shall constitute the “Mortgage Estate”), to wit:

[Omnibus Amendment No. 1 [Virgin/Bank 2015]]

(b) The first sentence of Section 14.01(a) of the Security Agreement is hereby amended by deleting the text immediately preceding “, there shall then be no amounts due” in its entirety and inserting the following in lieu thereof:

Upon (or at any time after) payment in full of the principal of and interest on and Break Amount (if any), Prepayment Fee (if any) and all other amounts due under, or otherwise due to the Holders of, all Loan Certificates related to all Aircraft and provided that, so long as there shall not have occurred and be continuing an Event of Default or a “Default Event” under the NPA 2015 Loan Agreement or a “Default Event” under and as defined in the NPA MSN 6965 Lease

(c) The first sentence of Section 14.01(b) of the Security Agreement is hereby amended by deleting the text immediately preceding “, the Borrower may direct” in its entirety and inserting the following in lieu thereof:

Upon (or at any time after) payment in full of the principal amount of the Series of Loan Certificates in respect of any Aircraft, and interest thereon, and all other amounts due under the Loan Certificates in respect of such Aircraft in accordance with Section 2.09 hereof following a voluntary prepayment or an Event of Loss thereof (or otherwise) and provided that there shall then be no Special Default or Event of Default continuing after giving effect to such payment and so long as there shall not have occurred and be continuing an Event of Default or a “Default Event” under the NPA 2015 Loan Agreement or a “Default Event” under and as defined in the NPA MSN 6965 Lease

Section 2C. Amendments to the Intercreditor Agreement.

(a) Section 1 of the Intercreditor Agreement is hereby amended by deleting “Other Operative Documents” and “Junior Secured Obligations” in its entirety and inserting the following in lieu thereof:

“Other Operative Documents” means, collectively, the “Operative Documents” (or other term of similar or equivalent meaning) as defined in each of the NPA MSN 6965 Lease and the NPA 2015 Loan Agreement.

“Junior Secured Obligations” means all obligations payable in respect of the Junior Loans under the Facility Agreement and payable in respect of the Other Junior Notes.

(b) The definitions of “Other Junior Loan Participant”, “Other Junior Notes”, “Other Junior Secured Obligations”, “Other Facility Agreement” and “Other Transaction” set forth in Section 1 of the Intercreditor Agreement are hereby deleted in their entirety.

(c) Section 4.3 of the Intercreditor Agreement, beginning with paragraph “Sixth” until the Section’s end, is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

[Omnibus Amendment No. 1 [Virgin/Bank 2015]]

Sixth, (i) so long as the Original Junior Loan Participant then holds (A) more than 50% of the Other Junior Notes, and (B) more than 50% of the Junior Loans, to the Other Junior NPA Purchasers for application in or towards the discharge of the of all unpaid principal and all accrued and unpaid interest to the relevant date of determination on account of the Other Junior NPA Notes under the NPA 2015 Loan Agreement and all of the Other Junior NPA Obligations to the Other Junior NPA Purchasers (including, but not limited to, fees, default interest, “Break Amounts” (or other term of similar or equivalent meaning), increased costs and any indemnity payments) which are then due and payable and unpaid under the “Operative Documents” (as defined in the NPA 2015 Loan Agreement), such distribution to be made ratably, without priority of one Other Junior Loan Participant over another, in the proportion that the amount of such payment or payments then due each Other Junior NPA Purchaser bears to the aggregate amount of payments then due all Other Junior NPA Purchasers, and (ii) so long as the Original Junior Loan Participant then holds (A) more than 50% of the Other Junior 6965 Notes, and (B) more than 50% of the Junior Loans, to the Other Junior 6965 Purchasers for application in or towards the discharge of the of all unpaid principal and all accrued and unpaid interest to the relevant date of determination on account of the Other Junior 6965 Notes under the NPA MSN 6965 Lease and all of the Other Junior 6965 Obligations to the Other Junior 6965 Purchasers (including, but not limited to, fees, default interest, “Break Amounts” (or other term of similar or equivalent meaning), increased costs and any indemnity payments) which are then due and payable and unpaid under the “Operative Documents” (as defined in the NPA MSN 6965 Lease), such distribution to be made ratably, without priority of one Other Junior 6965 Purchaser over another, in the proportion that the amount of such payment or payments then due each Other Junior 6965 Purchaser bears to the aggregate amount of payments then due all Other Junior 6965 Purchasers; and

Seventh, the balance, if any, of such funds remaining thereafter shall be distributed to the Lessee;

provided, however, that in the event either the Original Senior Loan Participants (in aggregate) or the Original Junior Loan Participant shall cease to hold more than 50% of the Senior Loans or the Junior Loans, as applicable, then any proceeds received from the sale of an Aircraft pursuant to Article IX of the Security Agreement only shall be applied towards repayment of the Senior Loan or the Junior Loan, as applicable, relating to such Aircraft.

(d) Section 6.1(d) is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

[Omnibus Amendment No. 1 [Virgin/Bank 2015]]

(d) no such amendment, supplement, change, waiver, discharge or termination shall, without the consent of a majority (in the principal amount) of all Other Junior Loan Participants, acting as a single class, (i) amend, modify or waive any provision of Section 4.3, (ii) amend the definitions of Other Junior Loan Participants or NPA 2015 Loan Agreement or NPA MSN 6965 Lease, (iii) amend clause (iv) of the definition of Excepted Payments, or (iv) amend this Section 6.1(d).

Section 3. Ratification; Effectiveness. The amendments set forth herein shall be effective as and from the date of the Amended Documents, and from and after the date hereof any and all references to each Amended Document in any of the Operative Documents shall be deemed to refer to such Amended Document as amended hereby. Except as amended hereby, each of the parties hereto acknowledges and agrees that each Amended Documents shall continue and shall remain in full force and effect in all respects.

Section 4. Governing Law. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

Section 5. Miscellaneous.

(a) The Section and paragraph headings in this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

(b) Any provision of this Amendment or any other Operative Document that is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction and shall not invalidate or render unenforceable the other provisions hereof in any jurisdiction. To the extent permitted by Applicable Law, the parties hereto waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(c) This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

*        *        *

[Omnibus Amendment No. 1 [Virgin/Bank 2015]]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment No. 1 to be duly executed by their respective duly authorized representatives as of the day and year first above written.

VIRGIN AMERICA INC., as Borrower

By:	/s/ Peter D. Hunt
Name: Peter D. Hunt
Title: SVP & Chief Financial Officer

BANK OF UTAH, as Security Trustee

By:	/s/ Brett R. King
Its: Brett R. King, Vice President

BNP PARIBAS, NEW YORK BRANCH, as a
Loan Participant

By:	/s/ Stephanie Klein
Its: Stephanie Klein, Vice President, Aviation
Finance Group – Americas

By:	/s/ Olivier Trauchessec
Its: Olivier Trauchessec, Managing Director,
Head of Aviation Finance – Americas

[Omnibus Amendment No. 1 [Virgin/Bank 2015]]

BNP PARIBAS, NEW YORK BRANCH, as
Senior Agent

By:	/s/ Stephanie Klein
Its: Stephanie Klein, Vice President, Aviation
Finance Group – Americas

By:	/s/ Olivier Trauchessec
Its: Olivier Trauchessec, Managing Director,
Head of Aviation Finance – Americas

INVESTEC BANK PLC, as a Loan Participant

By:	/s/ Oliver Tagg
Its: Oliver Tagg, Authorised Signatory

By:	/s/ Celia Britt
Its: Celia Britt, Authorised Signatory

INVESTEC BANK PLC, as Junior Agent

By:	/s/ Oliver Tagg
Its: Oliver Tagg, Authorised Signatory

By:	/s/ Celia Britt
Its: Celia Britt, Authorised Signatory